SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                         PENNFIRST BANCORP, INC.
     ---------------------------------------------------------------
            (Exact name of registrant specified in its charter)



        Pennsylvania                    0-19345               25-1659846
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 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Indentification
                                                                 Number)

600 Lawrence Avenue
Ellwood City, Pennsylvania                                         16117
---------------------------------------                        -------------
(Address of principal executive offices)                         (Zip Code)


                                 (412) 758-5584
      -----------------------------------------------------------------
               (Registrant's telephone number, including area code)
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PennFirst Bancorp, Inc.
Form 8-K
Page 2

Item 5.   Other Events

     The information to be reported herein is incorporated by reference from the press release, dated December 17, 1997, filed as Exhibit 1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                    1    Press release dated December 17, 1997.
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PennFirst Bancorp, Inc.
Form 8-K
Page 3

                            SIGNATURES
                            ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PENNFIRST BANCORP, INC.
                                             (Registrant)



Date: December 17, 1997               By:/s/ Charlotte A. Zuschlang
      -----------------                   -------------------------------
                                      Charlotte A. Zuschlag
                                      President & Chief Executive Officer
                                      (Principal Executive Officer)
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